UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005 (February 15, 2005)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Crosspoint Boulevard, Indianapolis, Indiana	46256-3350

(Address of principal executive offices)	(Zip Code)

(317) 594-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 15, 2005, Marsh Supermarkets, Inc. issued a press release announcing its third fiscal quarter earnings results, the text of which is set forth in Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 9, 2005, Douglas W. Dougherty announced his intention to retire as the Company’s Senior Vice President, Chief Financial Officer and Treasurer. The Company expects Mr. Dougherty to continue to serve as Senior Vice President, Chief Financial Officer and Treasurer until a successor is named.

Item 7.01. Regulation FD Disclosure.

     Marsh Supermarkets, Inc.’s press release announcing its third fiscal quarter earnings results is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

          The following exhibit is furnished herewith:

99.1	Press Release dated February 15, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 15, 2005	MARSH SUPERMARKETS, INC.
	By:	/s/ Douglas W. Dougherty
	Name: Title:	Douglas W. Dougherty Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Marsh Supermarkets, Inc. dated February 15, 2005